                                                                    EXHIBIT 10.9


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated as of November 17, 2000, is among True Temper Sports, Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined below) parties hereto, and Bank One, NA (formerly known as The First National Bank of Chicago) having its main office in Chicago, Illinois, as administrative agent (the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the various financial institutions parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as the syndication agent, the Administrative Agent and Donaldson, Lufkin & Jenrette Securities Corporation, as lead arranger, are parties to a Credit Agreement, dated as of September 30, 1998 (as heretofore modified and supplemented and in effect from time to time, the "Credit Agreement");

         WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I

                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendment" is defined in the preamble.

         "Amendment Effective Date" is defined in Subpart 3.1.

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         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Lenders" is defined in the first recital.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement, as amended hereby.


                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is amended in accordance with this Part II. Except to the extent amended by this Amendment, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 2.1. Amendments to Article I. Article I of the Credit Agreement ("DEFINITIONS AND ACCOUNTING TERMS") is amended as set forth in this Subpart 2.1.

         SUBPART 2.1.1. New Definitions. Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended by inserting the following definitions in their alphabetically appropriate places:

         "Available Amount" means, on any date (the "Availability Date"), an amount equal to the excess on such date of

                           (a)  the sum of

                                    (i) 50% of Excess Cash Flow for the period
                           from January 1, 1999 through the most recently ended Fiscal Quarter of the Borrower (provided, however, that for purposes of calculating clause (b)(viii) of the definition of the term "Excess Cash Flow" as used in this, and only this, clause (a)(i), such clause
                           (b)(viii) shall be calculated without including the amount of any Restricted Payments actually made in cash
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                           during such period pursuant to clause (d) of Section
                           7.2.6 of the Credit Agreement),
                     plus

                                    (ii) the aggregate amount of all voluntary
                           prepayments of principal of Term Loans made under clause (a)(i) of Section 3.1.1 during such period, over

                           (b) the aggregate amount of Restricted Payments made
                  pursuant to clause (d) of Section 7.2.6 which constituted usage of the Available Amount prior to the Availability Date.

                  "Second Amendment" means that certain Amendment No. 2 to Credit Agreement, dated as of November 17, 2000, among the Borrower, the Lenders parties thereto, and the Administrative Agent.

                  "Second Amendment Effective Date" means the Amendment Effective Date (as defined in the Second Amendment).

         SUBPART 2.1.2. Modified Definitions. (a) The following terms that are defined in Section 1.1 of the Credit Agreement ("Defined Terms") are hereby amended in their entirety to read as set forth below:

                  "Discount Notes" is defined in the first recital, and includes
         (a) the Discount Notes and (b) unsecured Debt that refinances Discount Notes in accordance with clause (ii) of the proviso to Section 5.12 of the Holdco Guaranty and Pledge Agreement, in each case, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

                  "Holdco Discount Note Agreement" means (a) the Securities Purchase Agreement, dated as of September 30, 1998, between Holdco and the purchaser party thereto and (b) any agreement entered into in connection with the issuance of any unsecured Debt that refinances any Discount Notes in accordance with clause (ii) of the proviso to Section
         5.12 of the Holdco Guaranty and Pledge Agreement, in each case, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         (b) Clause (b)(viii) of the definition of the term "Excess Cash Flow" appearing in Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended in its entirety to read as follows:
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                  "(viii) without duplication, (A) Restricted Payments actually made in cash pursuant to clauses (c)(ii) and (c)(iii) of Section 7.2.6 during such period and (B) the lesser of (1) Restricted Payments actually made in cash pursuant to clause (d) of Section 7.2.6 (to the extent, and only to the extent, such Restricted Payments actually made under such clause (d) would have been permitted to have been made if the definition of the term Available Amount did not include clause
         (a)(ii) therein) during such period and (2) 25% of Excess Cash Flow as determined without giving effect to this clause (b)(viii)(B);".

         (c) Clause (b) of the definition of the term "Fixed Charge Coverage Ratio" appearing in Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended by deleting the period at the end of subclause (iii) thereof and inserting the following words in lieu thereof:

         ";

         plus

                           (iv) all Restricted Payments made during all such
                  Fiscal Quarters pursuant to clause (d) of Section 7.2.6.".

         SUBPART 2.2. Amendments to Article VII. Article VII of the Credit Agreement ("COVENANTS") is hereby amended as set forth in this Subpart 2.2.

         SUBPART 2.2.1. Amendment to Clause (o) of Section 7.2.2. Clause (o) of
Section 7.2.2 of the Credit Agreement ("Indebtedness") is hereby amended by deleting the amount "$10,000,000" set forth therein and inserting the amount "$20,000,000" in lieu thereof.

         SUBPART 2.2.2. Amendment to Section 7.2.4. Clause (d) of Section 7.2.4 of the Credit Agreement ("Financial Covenants") is hereby amended by (a) deleting the last row of the table set forth in such clause and (b) replacing the second row of such table to read in its entirety as follows:


               "1/1/2000 and thereafter                      1.10:1.0.".

         SUBPART 2.2.3. Amendment to Clause (n) of Section 7.2.5. Clause (n) of
Section 7.2.5 of the Credit Agreement ("Investments") is hereby amended by deleting the amounts "$15,000,000" and "$30,000,000" set forth therein and inserting the amounts "$25,000,000" and "$50,000,000", respectively, in lieu thereof.

         SUBPART 2.2.4. Amendment to Clause (d) of Section 7.2.6. Clause (d) of
Section 7.2.6 of the Credit Agreement ("Restricted Payments, etc.") is hereby amended by
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(a) deleting the words "the fifth anniversary of the Closing Date"
set forth therein and inserting the words "the Second Amendment Effective Date" in lieu thereof and (b) deleting the words "25% of Excess Cash Flow for the period from January 1, 1999 through the most recently ended Fiscal Quarter" therefrom and inserting in lieu thereof the words "the lesser of (x) $1,250,000 in any Fiscal Quarter of the Borrower and (y) the Available Amount".

         SUBPART 2.2.5. Amendment to Clause (a) of Section 7.2.7. Clause (a) of
Section 7.2.7 of the Credit Agreement ("Capital Expenditures") is hereby amended by deleting the amounts "$6,000,000" and "$15,000,000" set forth therein and inserting the amounts "$10,000,000" and "$25,000,000", respectively, in lieu thereof.

         SUBPART 2.3. Amendment to Exhibit E ("Form of Compliance Certificate"). Exhibit E ("Form of Compliance Certificate") to the Credit Agreement shall be deleted therefrom and Exhibit E hereto shall be attached to the Credit Agreement in lieu thereof.


                                    PART III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effective Date. This Amendment shall become effective as of the date (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

         SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders (or evidence thereof satisfactory to the Administrative Agent). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment Effective Date, both before and after giving effect to this Amendment, all statements set forth in clauses (a),
(b) and (c) of Section 5.2.1 of the Credit Agreement, as amended by the Amendment, are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement shall be true and correct on and as of such earlier date).

         SUBPART 3.1.2. Affirmation and Acknowledgment. The Administrative Agent shall have received executed counterparts of the Affirmation and Acknowledgment, dated the Amendment Effective Date, substantially in the form of Annex I hereto, duly executed and delivered by the parties thereto.

         SUBPART 3.1.3. Payment of Fees and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and
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related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

         SUBPART 3.2. Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Administrative Agent, the Issuer or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.


                                     PART IV

                                  MISCELLANEOUS

         SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

         SUBPART 4.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X thereof.

         SUBPART 4.3. Counterparts, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

         SUBPART 4.4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                           TRUE TEMPER SPORTS, INC.


                                           By:
                                              ------------------------
                                           Title:


                                           BANK ONE, NA (formerly
                                                known as The First
                                                National Bank of
                                                Chicago), as
                                                Administrative Agent,
                                                Issuer and as a Lender

                                           By:
                                              ------------------------
                                           Title:

                                           SUMMIT BANK, as a Lender


                                           By:
                                              ------------------------
                                           Title:

                                           THE PROVIDENT BANK, as a Lender



                                           By:
                                              ------------------------
                                           Title:

                                           VAN KAMPEN AMERICAN CAPITAL
                                               PRIME RATE INCOME TRUST,
                                               as a Lender



                                           By:
                                              ------------------------
                                           Title:
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                                           VAN KAMPEN AMERICAN CAPITAL SENIOR
                                                FLOATING RATE FUND, as a
                                                Lender



                                           By:
                                              ------------------------
                                           Title:


                                           KZH HIGHLAND-2 LLC, as a Lender


                                           By:
                                              ------------------------
                                           Title:



                                           HIGHLAND LEGACY LIMITED, as
                                                Lender By Highland Capital
                                                Management, L.P.



                                           By:
                                              ------------------------
                                           Title:

                                                                         ANNEX I


                         AFFIRMATION AND ACKNOWLEDGMENT


                                                               November 17, 2000


The Lenders (as defined below) and
Bank One, N.A. (as successor to
  The First National Bank of Chicago),
  as Administrative Agent for the Lenders
One First National Plaza
Chicago, Illinois 60670-0286

Attention: Dawn Sodaro

                                  True Temper Sports, Inc.

Gentlemen and Ladies:

         This affirmation and acknowledgment is delivered to the Administrative Agent and the Lenders pursuant to Subpart 3.1.2 of Amendment No. 2 to Credit Agreement, dated as of the date hereof ("Amendment"), among True Temper Sports, Inc., a Delaware corporation (the "Borrower"), the financial institutions parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc. ("DLJ"), as syndication agent for the Lenders, The First National Bank of Chicago ("First Chicago"), as administrative agent (the "Administrative Agent") for the Lenders and Donaldson, Lufkin & Jenrette Securities Corporation, as Lead Arranger. Reference is also made to the Credit Agreement, dated as of September 30, 1998 (as amended or otherwise modified through the date hereof, the "Credit Agreement"), among the Borrower, the Lenders, the Agents and the Arranger. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         By its signature below, the undersigned hereby acknowledges receipt of the Amendment and the modifications to the Credit Agreement, as contemplated thereby, which amended Credit Agreement will provide for, among other things, the increased ability for the Borrower to incur additional Indebtedness and make Capital Expenditures, Investments and Restricted Payments. The undersigned hereby reaffirms as of the Amendment Effective Date (as defined in the Amendment), its covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by the Amendment. The undersigned hereby further certifies that, as of the date hereof (both before and after giving effect to the effectiveness of the Amendment), its representations and warranties contained in the Loan Documents to which it is a party are true and correct with the same effect as if made on the date hereof, except to the extent any thereof refer or pertain solely to a date prior to the date hereof. The undersigned further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of like import shall mean the Credit Agreement and the Loan Documents, as the case may be, as in effect, as amended by the Amendment.
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      IN WITNESS WHEREOF, the party hereto has executed and delivered this
Affirmation and Acknowledgment as of the date first above written.

                                                       TRUE TEMPER CORPORATION


                                                       By:
                                                         -----------------------
                                                       Title:

                                      -3-